[logo] M F S(R)                                               SEMIANNUAL REPORT
INVESTMENT MANAGEMENT                                         JUNE 30, 2001

[graphic omitted]

                         A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM) MFS(R) INVESTORS
                         GROWTH STOCK SERIES
                         (FORMERLY KNOWN AS MFS(R) GROWTH SERIES)

MFS(R) INVESTORS GROWTH STOCK SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)
TRUSTEES                                                             INVESTMENT ADVISER
Jeffrey L. Shames* - Chairman and Chief Executive Officer,           Massachusetts Financial Services Company
MFS Investment Management(R)                                         500 Boylston Street
                                                                     Boston, MA 02116-3741
Nelson J. Darling, Jr.+ - Private investor and trustee
                                                                     DISTRIBUTOR
William R. Gutow+ - Private investor and real estate consultant;     MFS Fund Distributors, Inc.
Vice Chairman, Capitol Entertainment Management Company              500 Boylston Street
(video franchise)                                                    Boston, MA 02116-3741

CHAIRMAN AND PRESIDENT                                               INVESTOR SERVICE
Jeffrey L. Shames*                                                   MFS Service Center, Inc.
                                                                     P.O. Box 2281
PORTFOLIO MANAGER                                                    Boston, MA 02107-9906
Stephen Pesek*
                                                                     For additional information,
TREASURER                                                            contact your investment professional.
James O. Yost*
                                                                     CUSTODIAN
ASSISTANT TREASURERS                                                 State Street Bank and Trust Company
Mark E. Bradley*
Robert R. Flaherty*                                                  WORLD WIDE WEB
Laura F. Healy*                                                      www.mfs.com
Ellen Moynihan*

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*

* MFS Investment Management
+ Independent Trustee

--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholders,
Over the past five years, it seems we've experienced nothing but market extremes. From 1996 to 1999, investors enjoyed perhaps the best bull market in U.S. history. Amid the excitement, concern about risk sometimes appeared to take a back seat to concern about returns.

Since the spring of last year, we've witnessed another extreme. A collapsing market often punished companies indiscriminately, seemingly unable to distinguish between firms with strong long-term prospects and those that were genuinely in trouble. The market rudely reminded us that investing is still about balancing risk against potential reward.

In our view, we seem to be entering a period in which stock and bond performance may be closer to historical norms. While some may find that disappointing in comparison to the late 1990s, we think a "normal" market may be a lot easier on investors' emotions. And, boring as it may sound, we think that recent events have shown that our fundamental beliefs about investing -- the guidelines for balancing risk and reward that we and many other investment companies have been repeating for years -- are still relevant. Let's look at how some of those guidelines applied to recent events.

DIVERSIFY
The theory behind diversification is that various asset classes -- growth stocks, value stocks, international stocks, and bonds, for example -- may not move in unison. One asset class may be outperforming while another may be in a slump. Because it's impossible to predict when individual asset classes will move in and out of favor, it's a good idea to spread your investments across several asset classes -- so the theory goes. And if you look at the market over the past several years, we think events have borne out the theory and rewarded many investors who heeded the call to diversify.

In the late 1990s, at the height of the growth stock boom, investors who diversified into value stocks and bonds may have felt left out of the party. Some market commentators proclaimed that diversification as an investment strategy was dead. But as many growth stocks began to collapse in early 2000, bonds and value stocks entered some of their best times in recent memory. Consider this: the 12-month period ended June 30, 2001, was a period widely reported in the media as a miserable one for stocks. The NASDAQ Composite Index -- a market index heavily laden with stocks of the technology, telecommunications, and Internet companies often referred to as the "new economy" -- returned -45.51% for the period. Even the Standard & Poor's 500 Composite Index (the S&P 500), a broader market index, was down 14.83%.(1)

But the value stocks in the S&P 500, as measured by the Standard & Poor's 500/ BARRA Value Index, were up 7.82% over the same period. And the bond market, as measured by the Lehman Brothers Aggregate Bond Index (the Lehman Index), was up 11.23% for the period.(2) So while investors who concentrated only on growth stocks may have recently experienced negative returns across their portfolios, investors who diversified may have enjoyed relatively strong performance in some of their holdings.

EXPECT REASONABLE RETURNS
It may be clear today that the late 1990s were abnormally good times for equity investors. But at the time it seemed to many that long-term annual returns of 20% or more were becoming the norm. For a brief period, our financial goals seemed much more reachable. For many investors, the hardest aspect of the recent downturn may not have been their short-term losses, but the need to bring their long-term expectations back to reasonable levels.

What's reasonable? That depends on an investor's financial situation, investment goals, and tolerance for risk. The historical returns of the S&P 500, often used as a measure of the overall equity market, are in the 14% - 15% range for the 5-, 10-, 20-, and 25-year periods ended June 30, 2001. For the 30-year period ended on the same date, which includes the extended market downturn of the early 1970s, the average annual return of the S&P 500 drops to 12.61% -- still what we would consider a respectable return on your money.(3) Retirement savings charts and calculators offered by many mutual fund companies have traditionally assumed a more conservative average annual return of 8% - 10% for equity portfolios.

While returning less than stocks for most periods, bonds as a group have tended to be less volatile than equities and still beat inflation. For the 5-, 10-, 20-, and 25-year periods ended June 30, 2001, average annual bond returns as measured by the Lehman Index ranged from about 7% to 11%, while average annual inflation ranged from about 2% to 5% for the same periods.(4)

Of course, past performance is no guarantee of future returns, and each investor's financial situation, goals, and risk tolerance are unique. But we think the historical returns of common market indices can provide a starting point for determining reasonable expectations.

DEVELOP A LONG-TERM FINANCIAL PLAN WITH THE HELP OF AN INVESTMENT PROFESSIONAL Developing a written plan forces you to define your financial goals, figure out a realistic plan for attaining them, and periodically assess how you're doing. Over the past several years, sticking to a diversified plan could have potentially helped an investor endure a wide range of market extremes.

We think there are two basic reasons to hire an investment professional: to help you develop a financial plan and update it as your needs change, and to keep you honest when market extremes tempt you to deviate from your plan. It's certainly possible to develop and stick to a financial plan on your own. But our experience has been that most investors can benefit from the knowledge, perspective, and clarity that an investment professional can bring to the process.

In closing, we would submit that our fundamental beliefs about investing remain valid, even in extreme, perhaps once-in-a-generation, market environments such as we've just experienced. Although it seemed for a while that risk had become an irrelevant concept, we would suggest that balancing risk and potential reward will always be a key to developing a realistic financial plan. As we head into what we believe may be calmer and more "normal" times, we would suggest that you discuss these ideas with your investment professional and incorporate them into your financial plan, if you haven't already done so. As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    July 16, 2001

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RETURNS. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

------------
(1) Source: Lipper Inc. The NASDAQ Composite Index is an unmanaged, market-weighted index of all over-the-counter common stocks traded on the National Association of Securities Dealers Automated Quotation system. The Standard & Poor's 500 Composite Index is an unmanaged but commonly used measure of common stock total return performance.

(2) Source: Lipper Inc. The Standard & Poor's 500/BARRA Value Index is a market-capitalization-weighted index of the stocks in the S&P 500 having the highest book-to-price ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis. The Lehman Brothers Aggregate Bond Index is unmanaged and is composed of all publicly issued obligations of the U.S. Treasury and government agencies, all corporate debt guaranteed by the U.S. government, all fixed-rate nonconvertible investment-grade domestic corporate debt, and all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC), and the Federal National Mortgage Association (FNMA).

(3) Source: Lipper Inc. The average annual returns for the Standard & Poor's 500 Composite Index were 14.48%, 15.10%, 15.33%, 14.27%, and 12.61%, respectively, for the 5-, 10-, 20-, 25-, and 30-year periods ended June 30, 2001.

(4) Source: Lipper Inc. The average annual returns for the Lehman Brothers Aggregate Bond Index were 7.48%, 7.87%, 10.68%, and 9.27%, respectively, for the 5-, 10-, 20-, and 25-year periods ended June 30, 2001. The cost of living (inflation) is measured by the Consumer Price Index (CPI) published by the U.S. Bureau of Labor Statistics. The average annual increase in the CPI was 2.58%, 2.73%, 3.44%, and 4.68%, respectively, for the 5-, 10-, 20-, and 25-year periods ended June 30, 2001.

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
For the six months ended June 30, 2001, Initial Class shares of the series provided a total return of -15.83% and Service Class shares -16.59%. These returns, which include the reinvestment of any distributions, compare to a return over the same period of -6.70% for the series' benchmark, the Standard & Poor's 500 Composite Index (the S&P 500). The S&P 500 is an unmanaged but commonly used measure of common stock total return performance.

The portfolio's underperformance relative to the S&P 500 over the period was largely due to the underperformance of growth stocks over the period in comparison to value stocks. The series has a growth focus while the S&P 500 is a broad index that includes both growth and value stocks.

The market over the past six months was very volatile, as investors weighed the negative influence of weaker corporate earnings reports against the potentially positive effects of the Federal Reserve Board's (the Fed's) aggressive interest rate reduction program, that was designed to help rekindle economic growth. Within this environment, the sectors that posted gains, as we alluded to earlier, were those that offered value and have tended to be cyclical -- sensitive to the ups and downs of the economy -- such as basic materials, energy, autos, housing, and leisure. Conversely, growth stocks in the technology and telecommunications sectors continued to perform poorly. Health care, a growth sector that had been a bright spot in the market in 2000, also lagged in 2001.

As with the market overall, technology had the biggest negative impact on the series' performance. Impressive returns by a handful of holdings, including Microsoft, PeopleSoft, and Dell, were not sufficient to offset the severe weakness that characterized most of that sector's constituents. Cisco Systems, EMC Corp, Oracle, and VERITAS all suffered double-digit declines during the first six months of the year. Communications holdings also held back results. Stocks of telephone service providers continued their precipitous decline as concerns mounted about the financial viability of several industry participants. This cast a pall across the sector such that even companies reporting strong operating metrics, such as wireless tower operator American Tower, were punished.

The market's pro-cyclical bent during the first half of 2001 favored portfolio holdings in the leisure sector. Advertising-sensitive names such as AOL Time Warner were bid up on hopes that the worst of the decline in ad spending was over. EchoStar Communications, a purveyor of direct broadcast satellite television, also performed well on solid execution despite a challenging market. In a similar vein, consumer cyclical Harley-Davidson contributed to results, as did home improvement retailer Lowe's, which benefited from strong consumer activity in the "do-it- yourself" market.

As always, we continue to use our bottom-up, company-specific research to find companies we believe will offer superior longer-term earnings and cash flow growth. These companies have tended to be market leaders within their industries, with strong management teams at the helm. We look to buy their stocks when their prices do not fully reflect our assessment of fair value. Similarly, we have tended to sell a stock when it reaches or exceeds our determination of its fair value.

During the period, we shifted the portfolio away from telecommunications as wireline and wireless carriers alike suffered from increasing competition, excess capacity, and heavy debt levels. We used the proceeds to add to holdings among leisure stocks, particularly leading media franchises whose longer-term growth profiles remain attractive to us despite near-term weakness in advertising markets. Examples here include Viacom, Clear Channel Communications, and AOL Time Warner. We also added to positions in the financial services sector, emphasizing companies with strong balance sheets, leading market shares, and solid relative earnings strength. Our largest holdings in this area as of the end of the period were Citigroup, American International Group, and Fannie Mae.

Looking ahead, we expect weaker corporate earnings to persist into the second half of 2001. We believe Fed easing should help to encourage business activity; however, softness in overseas economies could make that shift more muted. Nevertheless, it has been our experience in previous downturns that stocks may begin to discount a recovery before it is evident in profit reports or economic statistics. In addition, expectations and valuations have already been reined in significantly. So while we cannot say for sure when the market will bottom, we do believe a more positive investment environment will emerge as we head toward 2002.

    Respectfully,

/s/ Stephen Pesek

    Stephen Pesek
    Portfolio Manager

Prior to May 1, 2001, MFS(R) Investors Growth Stock Series was known as MFS(R) Growth Series.

Note to Shareholders: Effective May 7, 2001, Stephen Pesek became the sole manager of the series. Previously, he had co-managed the fund with Thomas D. Barrett.

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGER'S PROFILE

Stephen Pesek, CFA, is Senior Vice President of MFS Investment Management(R) (MFS(R)) and a member of our large-cap growth portfolio management team. He manages Massachusetts Investors Growth Stock Fund and other large-cap growth portfolios of our mutual funds, variable annuities, and institutional accounts.

Steve joined MFS in 1994 as a research analyst following the pharmaceutical, biotechnology, and electronics industries. He became a portfolio manager in 1996 and Senior Vice President in 1999. Prior to joining MFS, he worked for seven years at Fidelity Investments as an equity analyst.

He is a graduate of the University of Pennsylvania and has an M.B.A. degree from Columbia University. He holds the Chartered Financial Analyst (CFA) designation.

All equity portfolio managers began their careers at MFS as research analysts. Our portfolio managers are supported by an investment staff of over 160 professionals utilizing MFS Original Research(R), a global, company-oriented, bottom-up process of selecting securities.



This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

SERIES FACTS

Objective: Seeks to provide long-term growth of capital and future income rather than current income.

Commencement of investment operations: May 3, 1999

Class inception:  Initial Class  May 3, 1999
                  Service Class  May 1, 2000

Size: $223.3 million net assets as of June 30, 2001

PERFORMANCE SUMMARY

Because the series is designed for investors with long-term goals, we have provided the cumulative as well as the average annual total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH JUNE 30, 2001

INITIAL CLASS

                                  6 Months            1 Year             Life*
------------------------------------------------------------------------------
Cumulative Total Return            -15.83%           -23.70%           +10.57%
------------------------------------------------------------------------------
Average Annual Total Return           --             -23.70%           + 4.77%
------------------------------------------------------------------------------

SERVICE CLASS

                                  6 Months            1 Year             Life*
------------------------------------------------------------------------------
Cumulative Total Return            -16.59%           -24.45%           + 9.49%
------------------------------------------------------------------------------
Average Annual Total Return           --             -24.45%           + 4.29%
------------------------------------------------------------------------------

* For the period from the commencement of the series' investment operations, May 3, 1999, through June 30, 2001.

NOTES TO PERFORMANCE SUMMARY

Initial Class and Service Class shares have no sales charge; however, Service Class shares carry a 0.20% annual Rule 12b-1 fee. Service Class share performance includes the performance of the series' Initial Class shares for periods prior to the inception of Service Class shares (blended performance). These blended performance figures have not been adjusted to take into account differences in the class-specific operating expenses (such as Rule 12b-1 fees). Because operating expenses of Service Class shares are higher than those of Initial Class shares, the blended Service Class share performance is higher than it would have been had Service Class shares been offered for the entire period.

The returns for the series shown do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by insurance company separate accounts. Such expenses would reduce the overall returns shown. Please refer to the variable product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. Please see the prospectus for details. Periods less than one year are actual not annualized.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND UNITS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THESE RESULTS ARE HISTORICAL AND, PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL FOR MORE CURRENT PERFORMANCE RESULTS.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN.

RISK CONSIDERATIONS

Investments in foreign securities may be unfavorably affected by interest-rate and currency-exchange-rate changes as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

These risks may increase unit price volatility. Please see the prospectus for details.

PORTFOLIO OF INVESTMENTS (Unaudited) - June 30, 2001

Stocks - 89.9%
-------------------------------------------------------------------------------------------------------
ISSUER                                                                  SHARES                  VALUE
-------------------------------------------------------------------------------------------------------
U.S. Stocks - 85.3%
  Advertising & Broadcasting
    Omnicom Group, Inc.                                                  1,020             $     87,720
-------------------------------------------------------------------------------------------------------
  Aerospace - 1.2%
    General Dynamics Corp.                                              16,500             $  1,283,865
    United Technologies Corp.                                           19,740                1,446,152
                                                                                           ------------
                                                                                           $  2,730,017
-------------------------------------------------------------------------------------------------------
  Apparel & Textiles - 0.3%
    Nike, Inc., "B"                                                     16,000             $    671,840
-------------------------------------------------------------------------------------------------------
  Automotive - 1.0%
    General Motors Corp., "H"*                                          23,600             $    477,900
    Harley-Davidson, Inc.                                               35,190                1,656,745
                                                                                           ------------
                                                                                           $  2,134,645
-------------------------------------------------------------------------------------------------------
  Banks & Credit Cos. - 2.6%
    Bank America Corp.                                                  39,850             $  2,392,196
    Capital One Financial Corp.                                         26,000                1,560,000
    Providian Financial Corp.                                           29,400                1,740,480
                                                                                           ------------
                                                                                           $  5,692,676
-------------------------------------------------------------------------------------------------------
  Biotechnology - 0.9%
    Guidant Corp.*                                                      56,790             $  2,044,440
-------------------------------------------------------------------------------------------------------
  Business Machines - 1.5%
    International Business Machines Corp.                                6,400             $    723,200
    Sun Microsystems, Inc.*                                            101,200                1,634,380
    Texas Instruments, Inc.                                             31,340                  987,210
                                                                                           ------------
                                                                                           $  3,344,790
-------------------------------------------------------------------------------------------------------
  Business Services - 2.2%
    First Data Corp.                                                    23,700             $  1,522,725
    Sabre Group Holding, Inc., "A"*                                     10,600                  530,000
    United Parcel Service, Inc.                                          9,400                  543,320
    VeriSign, Inc.*                                                     41,660                2,418,363
                                                                                           ------------
                                                                                           $  5,014,408
-------------------------------------------------------------------------------------------------------
  Cellular Phones - 2.3%
    Motorola, Inc.                                                      50,000             $    828,000
    QUALCOMM, Inc.*                                                     40,000                2,278,000
    Sprint Corp. (PCS Group)*                                           79,350                1,916,302
                                                                                           ------------
                                                                                           $  5,022,302
-------------------------------------------------------------------------------------------------------
  Chemicals - 0.2%
    Praxair, Inc.                                                        8,570             $    402,790
-------------------------------------------------------------------------------------------------------
  Coal
    Peabody Energy Corp.*                                                  100             $      3,275
-------------------------------------------------------------------------------------------------------
  Computer Hardware - Systems - 0.9%
    Dell Computer Corp.*                                                75,200             $  2,000,320
-------------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 2.9%
    Intuit, Inc.*                                                       17,800             $    696,870
    Mercury Interactive Corp.*                                           5,900                  360,903
    Microsoft Corp.*                                                    75,850                5,446,788
                                                                                           ------------
                                                                                           $  6,504,561
-------------------------------------------------------------------------------------------------------
  Computer Software - Services - 1.1%
    EMC Corp.*                                                          78,620             $  2,283,911
    Micromuse, Inc.*                                                     8,700                  244,644
                                                                                           ------------
                                                                                           $  2,528,555
-------------------------------------------------------------------------------------------------------
  Computer Software - Systems - 5.8%
    Adobe Systems, Inc.                                                 17,700             $    831,546
    Comverse Technology, Inc.*                                          26,200                1,512,788
    Extreme Networks, Inc.*                                             22,000                  630,300
    Oracle Corp.*                                                      140,320                2,765,707
    PeopleSoft, Inc.*                                                   19,000                  919,600
    Rational Software Corp.*                                            55,000                1,552,650
    Siebel Systems, Inc.*                                               19,500                  927,420
    VERITAS Software Corp.*                                             56,670                3,818,991
                                                                                           ------------
                                                                                           $ 12,959,002
-------------------------------------------------------------------------------------------------------
  Conglomerates - 4.6%
    General Electric Co.                                                60,520             $  2,950,350
    Tyco International Ltd.                                            135,037                7,359,517
                                                                                           ------------
                                                                                           $ 10,309,867
-------------------------------------------------------------------------------------------------------
  Consumer Goods & Services - 1.5%
    Gillette Co.                                                        44,200             $  1,281,358
    Philip Morris Cos., Inc.                                            38,590                1,958,442
                                                                                           ------------
                                                                                           $  3,239,800
-------------------------------------------------------------------------------------------------------
  Electrical Equipment - 0.4%
    QLogic Corp.*                                                       12,400             $    798,188
-------------------------------------------------------------------------------------------------------
  Electronics - 4.6%
    Advanced Micro Devices, Inc.*                                       53,600             $  1,547,968
    Altera Corp.*                                                       16,300                  483,295
    Analog Devices, Inc.*                                               60,660                2,623,545
    Atmel Corp.*                                                        16,400                  213,200
    Flextronics International Ltd.*                                     59,444                1,587,155
    Intel Corp.                                                         19,000                  574,940
    Lam Research Corp.*                                                 10,600                  316,198
    LSI Logic Corp.*                                                    70,800                1,331,040
    Micron Technology, Inc.*                                            19,330                  794,463
    Novellus Systems, Inc.*                                              8,100                  451,089
    Teradyne, Inc.*                                                      7,200                  238,320
                                                                                           ------------
                                                                                           $ 10,161,213
-------------------------------------------------------------------------------------------------------
  Energy - 0.5%
    Devon Energy Corp.                                                  19,070             $  1,001,175
-------------------------------------------------------------------------------------------------------
  Entertainment - 7.1%
    AOL Time Warner, Inc.*                                              83,480             $  4,424,440
    Clear Channel Communications, Inc.*                                 71,440                4,479,288
    Gemstar-TV Guide International, Inc.*                               14,230                  602,498
    Viacom, Inc., "B"*                                                 122,845                6,357,229
                                                                                           ------------
                                                                                           $ 15,863,455
-------------------------------------------------------------------------------------------------------
  Financial Institutions - 8.0%
    Citigroup, Inc.                                                     99,415             $  5,253,089
    Fannie Mae                                                          45,260                3,853,889
    Freddie Mac Corp.                                                   35,840                2,508,800
    Goldman Sachs Group, Inc.                                            6,370                  546,546
    Lehman Brothers Holdings, Inc.                                       7,100                  552,025
    Merrill Lynch & Co., Inc.                                           49,000                2,903,250
    Morgan Stanley Dean Witter & Co.                                    16,700                1,072,641
    State Street Corp.                                                  25,700                1,271,893
                                                                                           ------------
                                                                                           $ 17,962,133
-------------------------------------------------------------------------------------------------------
  Food & Beverage Products - 0.9%
    Quaker Oats Co.                                                     23,110             $  2,108,788
-------------------------------------------------------------------------------------------------------
  Gas - 0.5%
    Air Products & Chemicals, Inc.                                      26,600             $  1,216,950
-------------------------------------------------------------------------------------------------------
  Healthcare - 1.2%
    HCA-The Healthcare Co.                                              57,700             $  2,607,463
-------------------------------------------------------------------------------------------------------
  Insurance - 5.2%
    AFLAC, Inc.                                                         61,680             $  1,942,303
    Allstate Corp.                                                      64,740                2,847,913
    American International Group, Inc.                                  47,985                4,126,710
    CIGNA Corp.                                                          7,470                  715,775
    Marsh & McLennan Cos., Inc.                                          9,500                  959,500
    The St. Paul Cos., Inc.                                             20,000                1,013,800
    Willis Group Holdings Ltd.*                                            600                   10,650
                                                                                           ------------
                                                                                           $ 11,616,651
-------------------------------------------------------------------------------------------------------
  Internet - 0.1%
    Ebay, Inc.*                                                          3,700             $    250,675
-------------------------------------------------------------------------------------------------------
  Machinery - 0.6%
    Danaher Corp.                                                       22,300             $  1,248,800
-------------------------------------------------------------------------------------------------------
  Manufacturing - 1.3%
    Minnesota Mining & Manufacturing Co.                                25,700             $  2,932,370
    Rohm & Haas Co.                                                        200                    6,580
                                                                                           ------------
                                                                                           $  2,938,950
-------------------------------------------------------------------------------------------------------
  Medical & Health Products - 8.2%
    American Home Products Corp.                                        65,705             $  3,839,800
    Baxter International, Inc.                                          20,750                1,016,750
    Eli Lilly & Co.                                                     56,350                4,169,900
    Forest Laboratories, Inc.*                                           7,800                  553,800
    Johnson & Johnson Co.                                               35,100                1,755,000
    Pfizer, Inc.                                                       118,830                4,759,141
    Schering Plough Corp.                                               58,740                2,128,738
                                                                                           ------------
                                                                                           $ 18,223,129
-------------------------------------------------------------------------------------------------------
  Medical & Health Technology Services - 2.6%
    Applera Corp. - Applied Biosystems Group                            50,310             $  1,345,793
    Cardinal Health, Inc.                                               19,925                1,374,825
    Genzyme Corp.*                                                      18,100                1,066,633
    IMS Health, Inc.                                                    43,920                1,251,720
    McKesson HBOC, Inc.                                                 17,700                  657,024
                                                                                           ------------
                                                                                           $  5,695,995
-------------------------------------------------------------------------------------------------------
  Oil Services - 1.9%
    El Paso Corp.                                                       38,633             $  2,029,778
    Halliburton Co.                                                     16,500                  587,400
    Schlumberger Ltd.                                                   30,800                1,621,620
                                                                                           ------------
                                                                                           $  4,238,798
-------------------------------------------------------------------------------------------------------
  Oils - 1.0%
    Apache Corp.                                                        19,220             $    975,415
    Transocean Sedco Forex, Inc.                                        33,000                1,361,250
                                                                                           ------------
                                                                                           $  2,336,665
-------------------------------------------------------------------------------------------------------
  Pharmaceuticals - 0.4%
    Watson Pharmaceuticals, Inc.*                                       15,169             $    935,017
-------------------------------------------------------------------------------------------------------
  Printing & Publishing - 0.5%
    McGraw-Hill Cos., Inc.                                              18,200             $  1,203,930
-------------------------------------------------------------------------------------------------------
  Restaurants & Lodging - 0.5%
    Starbucks Corp.                                                     14,800             $    327,820
    Starwood Hotels & Resorts Co.                                       19,300                  719,504
                                                                                           ------------
                                                                                           $  1,047,324
-------------------------------------------------------------------------------------------------------
  Retail - 4.3%
    Costco Wholesale Corp.*                                             54,520             $  2,292,021
    CVS Corp.                                                           43,805                1,690,873
    Gap, Inc.                                                           20,570                  596,530
    Lowe's Cos., Inc.                                                   54,790                3,975,014
    Target Corp.                                                        26,900                  930,740
                                                                                           ------------
                                                                                           $  9,485,178
-------------------------------------------------------------------------------------------------------
  Special Products & Services
    Illinois Tool Works, Inc.                                            1,000             $     63,300
-------------------------------------------------------------------------------------------------------
  Supermarket - 0.5%
    Safeway, Inc.*                                                      22,440             $  1,077,120
-------------------------------------------------------------------------------------------------------
  Telecommunications - 3.7%
    American Tower Corp., "A"*                                          17,900             $    369,993
    AT&T Corp., "A"*                                                    88,600                1,549,614
    Charter Communications, Inc.*                                       72,300                1,686,036
    CIENA Corp.*                                                         5,700                  216,258
    Cisco Systems, Inc.*                                                86,380                1,671,453
    EchoStar Communications Corp.*                                      82,800                2,612,340
    JDS Uniphase Corp.*                                                 18,400                  242,880
                                                                                           ------------
                                                                                           $  8,348,574
-------------------------------------------------------------------------------------------------------
  Telecommunications & Cable - 0.4%
    Comcast Corp., "A"*                                                 21,770             $    944,818
-------------------------------------------------------------------------------------------------------
  Utilities - Electric - 1.9%
    AES Corp.*                                                          36,470             $  1,570,034
    Calpine Corp.*                                                      72,910                2,755,998
    Constellation Energy Group, Inc.                                       200                    8,520
                                                                                           ------------
                                                                                           $  4,334,552
-------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                          $190,399,849
-------------------------------------------------------------------------------------------------------
Foreign Stocks - 4.6%
  Bermuda - 0.9%
    Xl Capital Ltd. (Insurance)                                         25,400             $  2,085,340
-------------------------------------------------------------------------------------------------------
  Canada - 0.7%
    Celestica Inc. (Business Services)*                                 26,200             $  1,349,300
    Nortel Networks Corp. (Telecommunications)                          24,100                  219,069
                                                                                           ------------
                                                                                           $  1,568,369
-------------------------------------------------------------------------------------------------------
  Finland - 0.5%
    Nokia Corp., ADR (Telecommunications)                               46,800             $  1,031,472
-------------------------------------------------------------------------------------------------------
  Ireland - 0.5%
    Elan Corp. PLC, ADR (Health Products)*                              17,400             $  1,061,400
-------------------------------------------------------------------------------------------------------
  Israel - 0.8%
    Check Point Software Technologies Ltd. (Computer
      Software - Services)*                                             36,500             $  1,861,500
-------------------------------------------------------------------------------------------------------
  Taiwan - 0.3%
    Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Electronics)      38,084             $    578,496
-------------------------------------------------------------------------------------------------------
  United Kingdom - 0.9%
    Diageo PLC (Food and Beverage Products)*                           164,900             $  1,811,126
    Reed International PLC (Publishing)                                 36,440                  323,260
                                                                                           ------------
                                                                                           $  2,134,386
-------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                       $ 10,320,963
-------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $199,193,738)                                               $200,720,812
-------------------------------------------------------------------------------------------------------

Repurchase Agreement - 11.8%
-------------------------------------------------------------------------------------------------------
                                                              PRINCIPAL AMOUNT
                                                                 (000 OMITTED)
-------------------------------------------------------------------------------------------------------
    Merrill Lynch, dated 6/29/01, due 7/02/01, to be
      received $26,456,992 (secured by various U.S.
      Treasury and Federal Agency obligtions in a
      jointly traded account), at Cost                                $ 26,448             $ 26,448,000
-------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $225,641,738)                                          $227,168,812

Other Assets, Less Liabilities - (1.7)%                                                      (3,901,904)
-------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                        $223,266,908
-------------------------------------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
-------------------------------------------------------------------------------
JUNE 30, 2001
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $199,193,738)            $200,720,812
  Repurchase agreements, at value                                    26,448,000
                                                                   ------------
    Total investments, at value (identified cost, $225,641,738)    $227,168,812
  Investments of cash collateral for securities loaned, at
    identified cost and value                                         8,500,741
  Cash                                                                   61,973
  Foreign currency, at value (identified cost, $174)                        173
  Receivable for investments sold                                     4,207,218
  Receivable for series shares sold                                   2,253,266
  Interest and dividends receivable                                      96,765
  Receivable from investment adviser                                     40,677
                                                                   ------------
      Total assets                                                 $242,329,625
                                                                   ------------
Liabilities:
  Payable for investments purchased                                $ 10,479,164
  Payable for series shares reacquired                                   30,608
  Collateral for securities loaned, at value                          8,500,741
  Payable to affiliates -
    Management fee                                                        9,067
    Shareholder servicing agent fee                                         423
    Distribution fee                                                        998
    Administration fee                                                      212
  Accrued expenses and other liabilities                                 41,504
                                                                   ------------
      Total liabilities                                            $ 19,062,717
                                                                   ------------
Net assets                                                         $223,266,908
                                                                   ============
Net assets consist of:
  Paid-in capital                                                  $265,742,411
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                      1,527,054
  Accumulated net realized loss on investments and foreign
    currency transactions                                           (44,086,190)
  Accumulated undistributed net investment income                        83,633
                                                                   ------------
      Total                                                        $223,266,908
                                                                   ============
Shares of beneficial interest outstanding                           20,701,346
                                                                    ==========
Initial Class shares:
  Net asset value, offering price, and redemption price per
    share (net assets of $130,512,063 / 12,049,966 shares of
    beneficial interest outstanding)                                  $10.83
                                                                      ======
Service Class shares:
  Net asset value, offering price, and redemption price per
    share (net assets of $92,754,845 / 8,651,380 shares of
    beneficial interest outstanding)                                  $10.72
                                                                      ======

See notes to financial statements.

Statement of Operations (Unaudited)
-------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2001
-------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                      $    538,273
    Interest                                                            422,525
    Foreign taxes withheld                                               (7,725)
                                                                   ------------
      Total investment income                                      $    953,073
                                                                   ------------
  Expenses -
    Management fee                                                 $    666,669
    Trustees' compensation                                                3,520
    Shareholder servicing agent fee                                      31,112
    Distribution fee (Service Class)                                     69,695
    Administrative fee                                                   15,581
    Custodian fee                                                        38,068
    Printing                                                             21,368
    Auditing fees                                                        14,172
    Legal fees                                                            2,208
    Miscellaneous                                                         1,302
                                                                   ------------
      Total expenses                                               $    863,695
    Fees paid indirectly                                                (17,672)
    Reimbursement of expenses by investment adviser                      23,324
                                                                   ------------
      Net expenses                                                 $    869,347
                                                                   ------------
        Net investment income                                      $     83,726
                                                                   ------------
Realized and unrealized gain (loss) on investments:
  Realized loss (identified cost basis) -
    Investment transactions                                        $(32,272,148)
    Foreign currency transactions                                        (9,798)
                                                                   ------------
      Net realized loss on investments and foreign currency
        transactions                                               $(32,281,946)
                                                                   ------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                    $  2,329,784
    Translation of assets and liabilities in foreign currencies            (257)
                                                                   ------------
      Net unrealized gain on investments and foreign currency
        translation                                                $  2,329,527
                                                                   ------------
        Net realized and unrealized loss on investments and
          foreign currency                                         $(29,952,419)
                                                                   ------------
          Decrease in net assets from operations                   $(29,868,693)
                                                                   ============

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------------------
                                                           SIX MONTHS ENDED                   YEAR ENDED
                                                              JUNE 30, 2001            DECEMBER 31, 2000
                                                                (UNAUDITED)
--------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                       $     83,726                  $    184,546
  Net realized loss on investments and foreign currency
   transactions                                                (32,281,946)                  (10,181,364)
  Net unrealized gain (loss) on investments and foreign
   currency translation                                          2,329,527                    (3,213,570)
                                                              ------------                  ------------
    Decrease in net assets from operations                    $(29,868,693)                 $(13,210,388)
                                                              ------------                  ------------
Distributions declared to shareholders -
  From net investment income (Initial Class)                  $   (119,105)                 $       --
  From net investment income (Service Class)                       (50,436)                         --
  From net realized gain on investments and foreign
    currency transactions (Initial Class)                         (910,801)                     (162,229)
  From net realized gain on investments and foreign
    currency transactions (Service Class)                         (608,714)                         --
  In excess of net realized gain on investments and
    foreign currency transactions (Initial Class)                     --                        (119,866)
                                                              ------------                  ------------
      Total distributions declared to shareholders            $ (1,689,056)                 $   (282,095)
                                                              ------------                  ------------
Net increase in net assets from series share transactions     $103,566,038                  $145,861,874
                                                              ------------                  ------------
      Total increase in net assets                            $ 72,008,289                  $132,369,391
Net assets:
  At beginning of period                                       151,258,619                    18,889,228
                                                              ------------                  ------------
  At end of period (including accumulated undistributed
    net investment income of $83,633 and $169,448,
    respectively)                                             $223,266,908                  $151,258,619
                                                              ============                  ============

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights
----------------------------------------------------------------------------------------------------------------------
                                                    SIX MONTHS ENDED               YEAR ENDED             PERIOD ENDED
                                                       JUNE 30, 2001        DECEMBER 31, 2000       DECEMBER 31, 1999*
                                                         (UNAUDITED)
----------------------------------------------------------------------------------------------------------------------
                                                INITIAL CLASS SHARES
----------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                         $13.00                   $13.95                   $10.00
                                                              ------                   ------                   ------
Income from investment operations# -
  Net investment income(S)                                    $ 0.01                   $ 0.04                   $ 0.06
  Net realized and unrealized gain (loss) on
    investments and foreign currency                           (2.08)                   (0.89)                    3.94
                                                              ------                   ------                   ------
  Total from investment operations                            $(2.07)                  $(0.85)                  $ 4.00
                                                              ------                   ------                   ------
Less distributions declared to shareholders -
  From net investment income                                  $(0.01)                  $ --                     $(0.02)
  From net realized gain on investments and foreign
    currency transactions                                      (0.09)                   (0.06)                   (0.03)
  In excess of net investment income                            --                       --                      (0.00)(+)
  In excess of net realized gain on investment and
    foreign currency transactions                               --                      (0.04)                    --
                                                              ------                   ------                   ------
  Total distributions declared to shareholders                $(0.10)                  $(0.10)                  $(0.05)
                                                              ------                   ------                   ------
Net asset value - end of period                               $10.83                   $13.00                   $13.95
                                                              ======                   ======                   ======
Total return                                                  (15.83)%++                (6.17)%                  40.01%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                    0.92%+                   0.93%                    1.01%+
  Net investment income                                         0.17%+                   0.28%                    0.71%+
Portfolio turnover                                               147%                     248%                      73%
Net assets at end of period (000 Omitted)                   $130,512                  $97,766                  $18,889

  (S) Subject to reimbursement by the series, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the series' operating expenses, exclusive of management and distribution fees through June 29, 2001. In consideration, the series pays the investment adviser a reimbursement fee not greater than 0.15% of the average daily net assets. Prior to May 1, 2000, this fee was not greater than 0.25% of the average net assets. To the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:
         Net investment income                                  0.01++                 $ 0.04                   $ 0.02++
         Ratios (to average net assets):
           Expenses##                                           0.89%+                   0.94%                    1.47%+
           Net investment income                                0.20%+                   0.27%                    0.25%+
  * For the period from the commencement of the series' investment operations, May 3, 1999, through December 31, 1999.
  + Annualized.
 ++ Not annualized.
(+) Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------
                                                              SIX MONTHS ENDED                  PERIOD ENDED
                                                                 JUNE 30, 2001            DECEMBER 31, 2000*
                                                                   (UNAUDITED)
------------------------------------------------------------------------------------------------------------
                                                          SERVICE CLASS SHARES
------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                                   $12.98                        $14.40
                                                                        ------                        ------
Income from investment operations# -
 Net investment income(S)                                                (0.00)(+)                      0.01
 Net realized and unrealized loss on investments and foreign
   currency                                                              (2.16)                        (1.43)
                                                                        ------                        ------
    Total from investment operations                                    $(2.16)                       $(1.42)
                                                                        ------                        ------
Less distributions declared to shareholders -
  From net investment income                                            $(0.01)                       $ --
  From net realized gain on investments and foreign currency
    transactions                                                         (0.09)                         --
                                                                        ------                        ------
    Total distributions declared to shareholders                        $(0.10)                       $ --
                                                                        ------                        ------
Net asset value - end of period                                         $10.72                        $12.98
                                                                        ======                        ======
Total return                                                            (16.59)%++                     (9.86)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                              1.12%+                        1.11%+
  Net investment income (loss)                                           (0.03)%+                       0.15%+
Portfolio turnover                                                         147%                          248%
Net assets at end of period (000 Omitted)                              $92,755                       $53,492
  (S) Subject to reimbursement by the series, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the series' operating expenses, exclusive of management and distribution fees through June 29, 2001. In consideration, the series pays the investment adviser a reimbursement fee not greater than 0.15% of the average daily net assets. To the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:
        Net investment income                                            (0.00)++(+)                    0.01++
        Ratios (to average net assets):
          Expenses##                                                      1.09%+                        1.12%+
          Net investment income                                           0.00+(+)                      0.00%+
  * For the period from the inception of Service Class shares, May 1, 2000, through December 31, 2000.
  + Annualized.
 ++ Not annualized.
(+) Per share amount was less than $0.01. #Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Growth Series (the series) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies which offer variable annuity an/or life insurance products. As of June 30, 2001, there were 35 shareholders in the series.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The series can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges are reported at market value using last sale prices. Equity securities reported through the NASDAQ system are reported at fair value as of 4:00 p.m. on June 29, 2001 due to NASDAQ system issues which prompted extended trading hours. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith by the Trustees.

Repurchase Agreements - The series may enter into repurchase agreements with institutions that the series' investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The series requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the series to obtain those securities in the event of a default under the repurchase agreement. The series monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the series under each such repurchase agreement. The series, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the series to certain qualified institutions (the "Borrowers") approved by the series. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the series with indemnification against Borrower default. The series bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the series and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the series and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At June 30, 2001, the value of securities loaned was $8,224,045. These loans were collateralized by cash of $8,500,741 which was invested in the following short-term obligation:
                                                                IDENTIFIED COST
                                                     SHARES           AND VALUE
-------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio      8,500,741          $8,500,741
                                                                     ----------

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles.

Fees Paid Indirectly - The series' custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the series. During the period, the series' custodian fees were reduced by $11,984 under this arrangement. The series has entered into a directed brokerage agreement, under which the broker will credit the series a portion of the commissions generated, to offset certain expenses of the series. For the period, the fund's (trust's, series) custodian fees were reduced by $5,688 under this agreement. These amounts are shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The series distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

Multiple Classes of Shares of Beneficial Interest - The series offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the series based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the series' average daily net assets.

The series had a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the series' operating expenses, exclusive of management and distribution fees. The series in turn will pay MFS an expense reimbursement fee not greater than 0.15% of average daily net assets. Prior to May 1, 2000, the expense reimbursement fee was 0.25% of average daily net assets. To the extent actual expense reimbursement fee exceeds the series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. As of June 30, 2001, the series fully reimbursed all of the expenses paid by MFS.

Each series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the series, all of whom receive remuneration for their services to the series from MFS. Certain officers and Trustees of the series are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Administrator - The series has an administrative services agreement with MFS to provide the series with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the series pays MFS an administrative fee at the following annual percentages of the series average daily net assets:

                First $2 billion                       0.0175%
                Next $2.5 billion                      0.0130%
                Next $2.5 billion                      0.0005%
                In excess of $7 billion                0.0000%

Distributor - The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The series' distribution plan provides that the series will pay up to 0.25% per annum of its average daily net assets attributable to Service Class shares to participating insurance companies which invest in the series to cover their marketing and distribution expenses. A portion of this distribution is currently being paid by the series; the remaining 0.05% per annum Service Class distribution fee will become payable on such date as the Trustees of the trust may determine. Fees incurred under the distribution plan during the six months ended June 30, 2001 were 0.20% of average daily net assets attributable to Service Class shares on an annualized basis.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the series average daily net assets at an annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $339,035,044 and $242,159,860, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                    $225,641,738
                                                                  ------------
Gross unrealized appreciation                                     $  9,147,260
Gross unrealized depreciation                                       (7,620,186)
                                                                  ------------
    Net unrealized appreciation                                   $  1,527,074
                                                                  ============

(5) Shares of Beneficial Interest
The series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in series shares were as follows:

Initial Class shares
                              SIX MONTHS ENDED JUNE 30, 2001          YEAR ENDED DECEMBER 31, 2000
                              ------------------------------          ----------------------------
                                 SHARES               AMOUNT           SHARES               AMOUNT
--------------------------------------------------------------------------------------------------
Shares sold                   4,889,369          $55,805,338        6,481,624          $92,109,692
Shares issued to shareholders
  in reinvestment of
  distributions                  93,884            1,029,903           19,837              282,092
Shares reacquired              (454,070)          (5,084,232)        (334,460)          (4,788,002)
                              ---------          -----------        ---------          -----------
    Net increase              4,529,183          $51,751,009        6,167,001          $87,603,782
                              =========          ===========        =========          ===========

Service Class shares
                              SIX MONTHS ENDED JUNE 30, 2001          YEAR ENDED DECEMBER 31, 2000
                              ------------------------------          ----------------------------
                                 SHARES               AMOUNT           SHARES               AMOUNT
--------------------------------------------------------------------------------------------------
Shares sold                   4,747,581          $54,242,724        4,196,851          $59,322,871
Shares issued to shareholders
  in reinvestment of
  distributions                  60,195              659,132            --                   --
Shares reacquired              (277,486)          (3,086,827)         (75,761)          (1,064,779)
                              ---------          -----------        ---------          -----------
    Net increase              4,530,290          $51,815,029        4,121,090          $58,258,092
                              =========          ===========        =========          ===========
* For the period from the inception of Service Class shares, May 1, 2000, through December 31, 2000.

(6) Line of Credit
The fund and other affiliated funds participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the series for the six months ended June 30, 2001, was $1,385. The series had no borrowings during the period.

(C)2001 MFS Investment Management(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc.,
500 Boylston Street, Boston, MA 02116.                         VGS-3 8/01 30.8M